CHINA VoIP & DIGITAL TELECOM INC.

DIRECTOR'S CERTIFICATE

The undersigned hereby certifies that he is a duly elected, qualified and acting Director of China VoIP & Digital Telecom Inc., a Nevada corporation (the "Company"), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of December 21, 2007, by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the "Securities Purchase Agreement"), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.

Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on December 21, 2007.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.

Attached hereto as Exhibit B is a true, correct and complete copy of the Articles of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Articles of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.

Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.

Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
Li Kunwu	Chief Executive Officer	_________________________

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of December 2007.

Wang Qinghua

Director

I, Li Kunwu, Chief Executive Officer, hereby certify that Wang Qinghua is a duly elected, qualified and acting Director of the Company and that the signature set forth above is his true signature.

Li Kunwu

Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Articles of Incorporation

EXHIBIT C

Bylaws